UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 1, 2006
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously announced, on June 22, 2006, Kerr-McGee Corporation (the Company) entered into an Agreement and Plan of Merger with Anadarko Petroleum Corporation (Anadarko) and APC Acquisition Sub, Inc., a wholly owned subsidiary of Anadarko (Merger Sub), pursuant to which Merger Sub will merge with and into the Company (the Merger), with the Company surviving the Merger.

The Company and Anadarko announced today that the waiting period had expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Merger. The press release is attached hereto as an exhibit and is incorporated by reference herein.

The closing of the Merger remains subject to approval by holders of a majority of the Company’s outstanding common stock and other customary closing conditions.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated August 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: August 1, 2006